Registration No. 33-6418
1940 Act File No. 811-4946
Rule 497(e)

THOMPSON PLUMB FUNDS, INC.

GROWTH FUND
BOND FUND

Supplement Dated January 29, 2008 to

Statement of Additional Information Dated April 1, 2007
As Supplemented September 14, 2007

Director Retires

Effective January 24, 2008, Mary Ann Deibele, age 71, retired from her position as a Director on the Board of Directors of Thompson Plumb Funds, Inc. (the "Funds"). Ms. Deibele served as one of the four Independent Directors of the Funds, meaning she was not an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds. Ms. Deibele's retirement was in accordance with the Funds' mandatory retirement policy for Directors who reach the age of 72.